Lease And Other Commitments And Contingencies	12 Months Ended
Sep. 26, 2015
Lease And Other Commitments And Contingencies [Abstract]
Lease And Other Commitments And Contingencies

6. Lease and Other Commitments and Contingencies

The Company leases certain property, plant and equipment under long-term lease agreements. Property, plant, and equipment under capital leases are reflected on the Company’s balance sheet as owned. The Company entered into new capital lease obligations totaling $29 million, $45 million, and $49 million during fiscal 2015, 2014, and 2013, respectively, with various lease expiration dates through 2025. The Company records amortization of capital leases in Cost of goods sold in the Consolidated Statement of Income. Assets under operating leases are not recorded on the Company’s balance sheet. Operating leases expire at various dates in the future with certain leases containing renewal options. The Company had minimum lease payments or contingent rentals of $24 million and $24 million and asset retirement obligations of $8 million and $7 million as of fiscal 2015 and 2014, respectively. Total rental expense from operating leases was $53 million, $54 million, and $53 million in fiscal 2015, 2014, and 2013, respectively.

Future minimum lease payments for capital leases and non-cancellable operating leases with initial terms in excess of one year as of fiscal year end 2015 are as follows:

	Capital Leases	Operating Leases
2016	$28	$50
2017	25	46
2018	23	39
2019	21	34
2020	21	28
Thereafter	24	137
	142	$334
Less: amount representing interest	(16)
Present value of net minimum lease payments	$126

The Company has entered into a series of sale-leaseback transactions, pursuant to which it sold certain facilities and is leasing these facilities back. The Company has a total deferred gain on these sale-leaseback transactions of $28 million and is amortizing this over the respective lease of the facility.

Litigation

In July 2012, Berry Plastics Corporation (“BPC”) was sued by a customer for breach of contract, breach of express warranty, and breach of implied warranties. The customer alleged that in December 2007 and January 2008 BPC supplied the customer with defective woven polypropylene fabric used to manufacture containers that it then sold to its customers. In November 2015, a jury rendered a judgment in favor of the customer which is immaterial to the Company. The Company intends to appeal the judgment and file certain post-trial motions. While we are unable to predict the ultimate outcome of this matter, management expects any final judgment against BPC to be covered by insurance maintained by the Company.

The Company is party to various legal proceedings in addition to the above involving routine claims which are incidental to its business. Although the Company’s legal and financial liability with respect to such proceedings cannot be estimated with certainty, the Company believes that any ultimate liability would not be material to its financial position, results of operations or cash flows. The Company has various purchase commitments for raw materials, supplies and property and equipment incidental to the ordinary conduct of business.

Collective Bargaining Agreements

At the end of fiscal 2015, we employed approximately 16,000 employees, and approximately 12% of those employees are covered by collective bargaining agreements. There are four agreements, representing approximately 56% of union employees, due for renegotiation in fiscal 2016. The remaining agreements expire after fiscal 2016. Our relations with employees under collective bargaining agreements remain satisfactory and there have been no significant work stoppages or other labor disputes during the past three years.